QRONS INC.
SUBSCRIPTION AGREEMENT

SECTION 1

1.1 Subscription.  The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase 312,500 shares of common stock, par value $.0001 per share of Qrons Inc. (the "Securities"), a Wyoming corporation (the "Company"), in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. The purchase price of the shares is $1.60, or an aggregate of $500,000 (the "Purchase Price").

The undersigned understands that the Securities are being offered and issued by the Company in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

SECTION 2

1.2 Purchase of Shares and Closing Procedure.   The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for each share of Common Stock shall be $ 1.60.  The aggregate investment shall be $500,000 in consideration for which the Company shall issue the undersigned 312,500 shares of common stock. Simultaneous with the execution and delivery of this Agreement, including the Investor Questionnaire annexed hereto, the Company shall cause its transfer agent to issue on the transfer agent's record of accounts the Securities in the name of the undersigned. Within two business days of delivery of proof to the undersigned or his counsel of such issuance of the Securities, the undersigned shall pay the Company the aforementioned Purchase Price by wire transfer of immediately available funds. Wire instructions are attached hereto as Appendix A.  Upon receipt of payment, the Company shall accept the Subscription and deliver its acceptance.

SECTION 3

3.1 Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a) The undersigned is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof.  Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the undersigned is subscribing or any part of the Securities.

(b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

(d) The undersigned understands that the Company is under no obligation to register the Securities under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction. Accordingly, there is a risk that the undersigned might not be able to sell the Securities.

(e) The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

(f) The undersigned acknowledges his understanding that the offering and sale of the Securities, is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)
 The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention;

(ii)
 The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)
 The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities.  The undersigned also represents it has not been organized for the purpose of acquiring the Securities;

(iv)
 The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(v)	The undersigned has carefully reviewed all of the Company's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(g)            The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The undersigned has relied solely on its own advisors.

(h)            No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained herein.

(i)             Any resale of the Securities during the 'distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Investor will not offer to sell or sell the Securities in any jurisdiction unless the Investor obtains all required consents, if any.

(j) The undersigned understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities.  In this regard, the undersigned represents, warrants and agrees that:

1.   The undersigned is not an U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

•	any natural person resident in the United States of America;

•	any partnership or corporation organized or incorporated under the laws of the United States of America;

•	any estate of which any executor or administrator is a U.S. person;

•	any trust of which any trustee is a U.S. person;

•	any agency or branch of a foreign entity located in the United States of America;

•	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

•	any partnership or corporation if:

(A)	organized or incorporated under the laws of any foreign jurisdiction; and,

(B)
formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts

(k) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth herein.

(l) The undersigned is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3), and as specifically indicated in the Investor Questionnaire annexed to this Agreement.

(m) The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(n)   The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.
(o) The undersigned has received all documents, records, books and other information pertaining to the undersigned's investment in the Company that has been requested by the undersigned.  The undersigned has reviewed all reports and other documents filed by the Company with the SEC (the "SEC Documents").
(p) The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company, is correct and complete as of the date hereof.
(q) Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities.  The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned's own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his or its investment in the Securities is suitable and appropriate for the undersigned.
(r) The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company, or (iii) guaranteed or insured any investment in the Securities or any investment made by the Company.
(s) The undersigned understands that the price of the Securities offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company.
(t) The undersigned agrees and acknowledges that the Company may compensate finders and broker-dealers in connection with this offering. Such compensation will be in the form of cash, securities of the Company and/or a combination thereof.
(u) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.
(v) The undersigned will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(w) The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.
(x) The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.
(y) Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Investor and any person acting on his behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.
(z) The transactions contemplated by this Agreement have not been pre‑arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(aa) Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities.

(bb) The undersigned agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1 Organization of the Company.  (a)The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Wyoming, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

(b) Authority.   (i)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of its Board of Directors or stockholders is required; and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act.

               (d)  There have been no communications from the SEC or other regulatory agencies regarding noncompliance with, or deficiencies, in financial reporting practices.

                       (e)  We have no knowledge of any fraud or suspected fraud affecting the Company involving:
                       a) Management;

                            b) Employees who have significant roles in internal control over financial reporting; or
                            c) Others where the fraud could have a material effect on the interim financial information.
                       (f) We have no knowledge of any allegations of fraud or suspected fraud affecting the Company received in communications from employees, former employees, analysts, regulators, short sellers, or others.
                     (g)  There are no known:
   a) Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.
   b) Unasserted claims or assessments that are probable of assertion and must be disclosed in accordance with FASB ASC 450 , Contingencies.
   c) Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB ASC 450 , Contingencies.
   d) Side agreements or other arrangements (either written or oral) that have not been disclosed.
       (h) The Company has satisfactory title to all owned assets, and there are no known liens or encumbrances on such assets, nor has any asset been pledged as collateral.
                      (i) The Company believes it has complied with all aspects of contractual agreements that would have a material effect on the financial statements in the event of noncompliance.

SECTION 5

5.1 Indemnity.  The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2 Confidentiality.  The undersigned agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, any confidential information concerning or relating to the business or financial affairs of the Company to which it may have or will become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company or until such information is no longer material, or unless the undersigned is required by court order or subpoena to make such disclosure or otherwise has a legal obligation to make such disclosure. Furthermore, the undersigned agrees to keep the terms and provisions of this Agreement confidential and not disclose to any person, other than its representatives who need to know such information, any of the terms or provisions hereof.

5.3 Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the Company.

5.4 Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the business day after delivery, if sent by overnight recognized courier providing proof of delivery , in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

5.5 Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  This Agreement is not transferable or assignable. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6 Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 Headings.  The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.8 Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

5.9 Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

5.10 Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.11 Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts (including via facsimile or electronically via PDF), and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on January  23, 2018.

Amount of Investment: $500,000

Number of Shares of Common Stock 312,500:

INDIVIDUAL INVESTOR:

____________________________
Name:

PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER INVESTOR:

Conventus Holdings S.A
/s/Pavel Hillman
___________________________
(Print Name of Entity)

By: UBO
Name: Pavel Hillman
Title: UBO
Address: Craigmuir Chambers, 18 Russel Hill, PO Box 4773
Road Town, Tortola VG1110
British Virgin Islands

Taxpayer Identification Number:_____________

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for shares s on behalf of the Company.

QRONS INC. Dated: January 23, 2018

By:/s/Jonah Meer
Name: Jonah Meer
Title: CEO